U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


                                    CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 1, 2005

                                    GAMEZNFLIX, INC.
                (Exact Name of Company as Specified in Its Charter)

               Nevada                     0-29113             54-1838089
  (State or Other Jurisdiction    (Commission File Number) (I.R.S. Employer
         of Incorporation)                                 Identification No.)

        1535 Blackjack Road, Franklin, Kentucky                  42134
        (Address of Principal Executive Offices)               (Zip Code)

          Company's telephone number, including area code:  (270) 598-0385


            Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On August 1, 2005, the Company entered into a Consulting Services Agreement with De Joya & Company, Inc. (see Exhibit 10). This agreement also covers the services provided to the Company by Arthur De Joya as chief financial officer of the Company. Under this agreement, the Company agrees to pay $3,000 each month and 5,000,000 free trading shares of common stock to be issued at the end of each quarter for a total of four quarters. The monthly fee is to increase by 10% beginning on each anniversary date of this agreement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to
Item 601of Regulation S-B.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GameZnFlix, Inc.



Dated: January 31, 2006                By: /s/ John J. Fleming
                                       John J. Fleming,
                                       Chief Executive Officer

                                 EXHIBIT INDEX

Number               Description

10     Consulting Services Agreement between the Company and De
       Joya & Company, Inc., dated August 1, 2005 (filed herewith).

                                  EX-10
                     CONSULTING SERVICES AGREEMENT

                     CONSULTING SERVICES AGREEMENT

     This Consulting Services Agreement ("Agreement"), dated August 1, 2005 is made by and between De Joya & Company, Inc., a Nevada corporation, and its representative Arthur de Joya (collectively referred to as the "Consultant"), whose address is 361 Wiseton Avenue, Las Vegas, Nevada 89123, and GameZnFlix, Inc., a Nevada corporation ("Client"), having its principal place of business at 1535 Blackjack Road, Franklin, Kentucky 42134.

     WHEREAS, Consultant has extensive background and knowledge in the area of federal securities laws and regulations related to accounting issues and accounting knowledge;

     WHEREAS, Consultant desires to be engaged by Client to provide information, evaluation and consulting services to the Client in his area of knowledge and expertise on the terms and subject to the conditions set forth herein;

     WHEREAS, Client is a publicly held corporation with its common stock shares trading on the NASDAQ Over-the-Counter Bulletin Board (OTCBB) market under the ticker symbol "GZFX," and desires to further develop its business; and

     WHEREAS, Client desires to engage Consultant to provide information, evaluation and consulting services to the Client in his area of knowledge and expertise on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration for those services Consultant provides to Client, the parties agree as follows:

1.  Services of Consultant.

     Provide services related to and customary to that of a person serving in Chief Financial Officer position, as well as, services related to Securities and Exchange Commission filings and assist in such filings, and review monthly financial information for the next 12 months commencing on August 1, 2005.

2.  Consideration.

     Client agrees to pay Consultant, as his fee and as consideration for services provided, Three Thousand Dollars ($3,000.00) to be paid in cash monthly and 5,000,000 unrestricted shares of GameZnFlix common stock to be issued at each quarter for a total of four (4) quarters. Monthly fee of $3,000 shall be due and payable not later than the fifteenth (15th) of each month, beginning with the first
payment due on August 15, 2005.    Such monthly fees shall increase
by ten percent (10%) beginning on each anniversary date of the Agreement. 5,000,000 unrestricted shares shall be issued on the fifteenth (15th) day of the third month of each quarter beginning with the first issuance on October 15, 2005.

3.  Confidentiality.

     Each party agrees that during the course of this Agreement, information that is confidential or of a proprietary nature may be disclosed to the other party, including, but not limited to, product and business plans, software, technical processes and formulas, source codes, product designs, sales, costs and other unpublished financial information, advertising revenues, usage rates, advertising relationships, projections, and marketing data ("Confidential Information"). Confidential Information shall not include information that the receiving party can demonstrate (a) is, as of the time of its disclosure, or thereafter becomes part of the public domain through a source other than the receiving party, (b) was known to the receiving party as of the time of its disclosure, (c) is independently developed by the receiving party , or (d) is subsequently learned from a third party not under a confidentiality obligation to the providing party.

4.  Late Payment.

     Client shall pay to Consultant all fees within fifteen (15) days of the due date. Failure of Client to finally pay any fees within fifteen (15) days after the applicable due date shall be deemed a material breach of this Agreement, justifying suspension of the performance of the "Services" provided by Consultant, will be sufficient cause for immediate termination of this Agreement by Consultant. Any such suspension will in no way relieve Client from payment of fees, and, in the event of collection enforcement, Client shall be liable for any costs associated with such collection, including, but not limited to, legal costs, attorneys' fees, courts costs, and collection agency fees.

5.  Indemnification.

(a)  Client.

     Client agrees to indemnify, defend, and shall hold harmless Consultant and /or his agents, and to defend any action brought against said parties with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees to the extent that such action is based upon a claim that: (i) is true,
(ii) would constitute a breach of any of Client's representations, warranties, or agreements hereunder, or (iii) arises out of the negligence or willful misconduct of Client, or any Client content to be provided by Client and does not violate any rights of third parties, including, without limitation, rights of publicity, privacy, patents, copyrights, trademarks, trade secrets, and/or licenses.

(b)  Consultant.

     Consultant agrees to indemnify, defend, and shall hold harmless Client, its directors, employees and agents, and defend any action brought against same with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees, to the extent that such an action arises out of the gross negligence or willful misconduct of Consultant.

(c)  Notice.

     In claiming any indemnification hereunder, the indemnified party shall promptly provide the indemnifying party with written notice of any claim, which the indemnified party believes falls within the scope of the foregoing paragraphs. The indemnified party may, at its expense, assist in the defense if it so chooses, provided that the indemnifying party shall control such defense, and all negotiations relative to the settlement of any such claim. Any settlement intended to bind the indemnified party shall not be final without the indemnified party's written consent, which shall not be unreasonably withheld.

6.  Limitation of Liability.

     Consultant shall have no liability with respect to Consultant's obligations under this Agreement or otherwise for consequential, exemplary, special, incidental, or punitive damages even if Consultant has been advised of the possibility of such damages. In any event, the liability of Consultant to Client for any reason and upon any cause of action, regardless of the form in which the legal or equitable action may be brought, including, without limitation, any action in tort or contract, shall not exceed ten percent (10%) of the fee paid by Client to Consultant for the specific service provided that is in question.

7.  Termination and Renewal.

(a)  Term.

     This Agreement shall become effective as of August 1, 2005 and will continue for twelve months. The Agreement may renew on each anniversary date for up to three consecutive years. Unless otherwise agreed upon in writing by Consultant and Client, this Agreement shall not automatically be renewed beyond its Term.

(b)  Termination.

     This Agreement may not be terminated by either party, except that the Client may terminate the Consultant for cause in the event any of the following enumerated events occur:

     (1) The Consultant fails to work for the Client at a level of competency satisfactory to the Board of Directors of the Company.

     (2) The Consultant engages in any activity that brings disrepute and harm to the Client.

     (3) The Consultant has become permanently disabled for a period in excess of six (6) months.

8.  Miscellaneous.

(a)  Independent Contractor.

     This Agreement establishes an "independent contractor" relationship between Consultant and Client. Accordingly, consultant is obligated to render services to Client for a maximum of fifteen
(15) hours per month during the term of the Agreement, which such hours can be performed at any time during each month.

(b)  Rights Cumulative; Waivers.

     The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

(c)  Benefit; Successors Bound.

     This Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

(d)  Entire Agreement.

     This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Agreement or the matters described in this Agreement, except as set forth in this Agreement. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Agreement.

(e)  Assignment.

     Neither this Agreement nor any other benefit to accrue hereunder shall be assigned or transferred by either party, either in whole or in part, without the written consent of the other party, and any purported assignment in violation hereof shall be void.

(f)  Amendment.

     This Agreement may be amended only by an instrument in writing executed by all the parties hereto.

(g)  Severability.

     Each part of this Agreement is intended to be severable. In the event that any provision of this Agreement is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

(h)  Section Headings.

     The Section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(i)  Construction.

     Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

(j)  Further Assurances.

     In addition to the instruments and documents to be made, executed and delivered pursuant to this Agreement, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement and the transactions contemplated hereby.

(k)  Notices.

     Any notice which is required or desired under this Agreement shall be given in writing and may be sent by personal delivery or by mail (either a. United States mail, postage prepaid, or b. Federal Express or similar generally recognized overnight carrier), addressed as follows (subject to the right to designate a different address by notice similarly given):

To Client:

John Fleming, Chief Executive Officer
GameZnFlix, Inc.
1535 Blackjack Road
Franklin, Kentucky 42134

To Consultant:

De Joya & Company, Inc.
361 Wiseton Avenue
Las Vegas, Nevada 89123

(l)  Governing Law.

     This Agreement shall be governed by the interpreted in accordance with the laws of the State of Nevada without reference to its conflicts of laws rules or principles. Each of the parties consents to the exclusive jurisdiction of the federal courts of the State of California in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

(m)  Consents.

     The person signing this Agreement on behalf of each party hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Agreement on behalf of such party.

(n)  Survival of Provisions.

     The provisions contained in paragraphs 3, 5, 6, and 8 of this Agreement shall survive the termination of this Agreement.

(o)  Execution in Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and have agreed to and accepted the terms herein on the date written above.

                                       GameZnFlix, Inc.



                                       By : /s/  John Fleming
                                       John Fleming,
                                       Chief Executive Officer


                                       De Joya & Company, Inc.


                                       By : /s/  Arthur De Joya
                                       Arthur De Joya, President